Joint Venture	12 Months Ended
Dec. 31, 2017
Joint Venture
Joint Venture

On September 27, 2017, the Company entered into a binding term sheet with MundiMed Distribuidora Hospitalar LTDA (“MundiMed”), effective as of September 25, 2017, pursuant to which the Company and MundiMed will enter into a joint venture for the manufacture, sale and distribution of the Company’s dermaPACE device. The binding term sheet provides that the parties will work together to enter into a definitive agreement reflecting the binding term sheet terms, but that to the extent a definitive agreement has not been executed by the parties by September 30, 2017, the terms set forth in the binding term sheet shall be binding.

Under the binding term sheet, MundiMed will pay the Company an initial partnership fee on September 30, 2017, with monthly partnership fees payable thereafter over the following eighteen months. MundiMed bears the cost of any and all fees and expenses incurred in connection with the formation, organization and start-up of the joint venture, which fees and expenses are expected not to exceed $200,000. Profits from the joint venture are distributed as follows: 45% to the Company, 45% to MundiMed and 5% each to LHS Latina Health Solutions Gestão Empresarial Ltda. and Universus Global Advisors LLC, who acted as advisors in the transaction.

The binding term sheet terminates upon the earlier of (1) the date a definitive agreement evidencing the terms of the binding term sheet is executed by the parties and (2) May 30, 2019.